Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Markland Technologies, Inc. (the "Company") on Form 10-KSB/A for the period ended June 30,2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Shatsoff, President and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1)      the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date: October 18, 2002
                                                     /s/Lawrence Shatsoff
                                                       --------------------
                                                 President and Financial Officer